UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                          July 14, 2005 (June 28, 2005)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-21419                   25-2753988
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                         990 Stewart Avenue, First Floor
                         Garden City, New York            11530
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 794-8950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This Amended Form 8-K amends and restates the Form 8-K dated June 28, 2005

Item 4.01 Change in Registrant's Certifying Accountant

      On January 13, 2005, clickNsettle.com, Inc. (the "Company") sold its alternative dispute resolution business. Since the consummation of the sale, the Company has no operating business. Currently, the Company is actively searching for a new operating business to acquire or to enter into a business combination. As the Company no longer had an operating business, Grant Thornton LLP ("Grant Thornton") resigned as the Company's independent registered public accounting firm on June 28, 2005.

      Grant Thornton's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The report was qualified as to uncertainty about the Company's ability to continue as a going concern as it had sustained significant losses and used substantial amounts of cash in operations and the uncertainty as to the Company's ability to sustain profitable operations.

      During the Company's two most recent fiscal years and through June 28, 2005, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with this report. No reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

      The Company has provided Grant Thornton with a copy of this disclosure and requested that they furnish the Company with a letter addressed to the Securities & Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which it does not agree. A letter from Grant Thornton to such effect is attached hereto as Exhibit 16.1.

      Also effective June 28, 2005, BP Audit Group, PLLC has been appointed by the Board of Directors as the new independent registered public accounting firm for the Company.

      During its two most recent fiscal years and through June 28, 2005, the Company has not consulted with BP Audit Group, PLLC on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) was either the subject of a disagreement or event, as that term is described in
Item 304(a)(1)(iv)(A) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

            (c)   Exhibits

                  Exhibit 16.1     Letter from Grant Thornton LLP dated July 14,
                                   2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                  clickNsettle.com, Inc.


                  By: /s/ Roy Israel

                  Name:  Roy Israel
                  Title: Chief Executive Officer and President


                  By: /s/ Patricia Giuliani-Rheaume

                  Name:  Patricia Giuliani-Rheaume
                  Title: Chief Financial Officer and Vice President

Date: July 14, 2005


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                                  EXHIBIT INDEX

Exhibit No.          Description

   16.1              Letter from Grant Thornton LLP dated July 14, 2005


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